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MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Name of Registrant as Specified in Its Charter)

Registrant
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ACQUISITIONS July 10 2007 MERCHANT AND MANUFACTURERS BANCORPORATION, INC. and OZAUKEE

FORWARD-LOOKING STATEMENTS CAUTION REGARDING FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, and any applicable Canadian securities legislation. These forwardlooking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of Bank of Montreal, Ozaukee Bank and Merchant and Manufacturers Bancorporation, Inc.. However, by their nature these forward-looking statements involve numerous assumptions, inherent risk and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. Bank of Montreal cautions readers of this presentation not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the satisfaction of closing conditions with respect to each transaction; regulatory approval of the transactions and approval of the transactions by the shareholders of Ozaukee Bank and Merchant and Manufacturers Bancorporation, Inc., respectively; the actual closing of the transactions; the actual effects of the transaction on Bank of Montreal and its customers; the ability to successfully integrate and achieve desired operating synergies and results; and others discussed in Bank of Montreal’s filings with the Securities and Exchange Commission.

ADDITIONAL INFORMATION ON TRANSACTIONS Additional Information and Where to Find It – Merchants and Manufacturers Bancorporation, Inc. Transaction In connection with the proposed acquisition of Merchants and Manufacturers Bancorporation, Inc. by Harris, Merchants and Manufacturers will prepare a proxy statement to be filed with the Securities and Exchange Commission (SEC). When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Merchants and Manufacturers. BEFORE MAKING ANY VOTING DECISION, MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE ACQUISITION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Merchants and Manufacturers’ shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Merchants and Manufacturers’ shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to John Krawczyk, Esq., Executive Vice President and General Counsel, Merchants and Manufacturers Bancorporation, Inc., 5445 Westridge Drive, New Berlin, WI 53151, or telephone: 262-827-6700, or from Merchants & Manufacturers BanCorp’s website, http://www.mmbancorp.com. Participants in the Solicitation Merchants and Manufacturers and its directors and officers may be deemed to be participants in the solicitation of proxies from Merchants and Manufacturers shareholders with respect to the acquisition. Shareholders may obtain additional information regarding the interests of Merchants and Manufacturers directors and executive officers in the acquisition, which may be different than those of Merchants and Manufacturers shareholders generally, by reading the proxy statement and other relevant documents regarding the acquisition, when filed with the SEC. Additional Information and Where to Find it - Ozaukee Bank Transaction These materials do not constitute an offer or sale of securities. Bank of Montreal will be filing a proxy statement/prospectus and other relevant documents concerning the Ozaukee transaction referenced herein with the Securities and Exchange Commission. Ozaukee security holders are advised to read the proxy statement/prospectus regarding such transaction, when it is filed by Bank of Montreal and becomes available, because it will contain important information. Ozaukee security holders will be able to obtain a free copy of the proxy statement/prospectus and other documents filed by Bank of Montreal when they become available with the Securities and Exchange Commission at the Commission’s website www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained without charge from Bank of Montreal and Ozaukee by directing your request to Bank of Montreal at Corporate Secretary’s Department, 21st floor, 1 First Canadian Place, Toronto, Ontario, M5X1A1 or Terri Haas, Vice President, Ozaukee Bank, (262) 375-5203.

OVERVIEW OF ACQUISITIONS Loans (US$MM) Deposits (US$MM) Merchant and Manufacturers Bancorporation, Inc. (“MMBI”) publicly held with 34 full service and 11 limited service branches throughout Wisconsin Ozaukee Bank (“Ozaukee”) privately held with 6 full service and 2 limited service branches in the Milwaukee MSA, primarily concentrated in the attractive Ozaukee County Purchase prices:  MMBI: US$137.2MM cash  Ozaukee: US$190MM of BMO stock  Excluding one time costs, the transactions are mildly dilutive to cash earnings per share in year one and mildly accretive to cash earnings per share in year two  Most non-capitalized one-time costs to be incurred within year one of closing  Combined LTM P/E of 25.4x and P/B 2.2x Deposits (US$MM) 1,028 1,121 1,194 1,170 444 499 515 517 1,033 1,160 1,165 1,178 527 580 577 561 F04 F05 F06 Mar-07 MMBI Ozaukee 1,472 1,620 1,709 1,687 1,560 1,740 1,742 1,739

ACQUISITIONS FIT STATED CRITERIA
Strategic fit: Natural extension of Harris (downtown Milwaukee less than 100 miles from downtown Chicago) Full service platform from which to expand Cultural fit:  Community banking models Financial Fit: Excluding one time costs, the transactions are mildly dilutive to cash earnings per share in year one and mildly accretive to cash earnings per share in year two

ENTRY INTO MILWAUKEE MARKETMilwaukee market is a natural extension for Harris:  One of the largest markets in close proximity to Chicago  Large and relatively affluent market with population of 1.5 million  Median household income of $57,468 well above national median of $51,546 with strong projected growth to 2011 of 18.3%  The brand presence will support the Harris Business Banking line expansion into Wisconsin (All statistics source: SNL DataSource) Ozaukee Bank 623 W. Grand Avenue, Port Washington

FINANCIAL REVIEW – MMBI (OTC: MMBI) 34 full service and 11 limited service locations in an area concentrated in Milwaukee extending north to Green Bay and west to LaCrosse 56% of MMBI’s deposits in Milwaukee MSA (6/30/06) Comprised of multiple charters and has had relatively weak financial performance  Consolidation of charters planned at end of 2007  Value creation opportunity where we have experience: charter consolidation, back office centralization and credit risk management  Commercial focus provides opportunity to expand business banking network Services also include financial planning and insurance

FINANCIAL REVIEW – OZAUKEE Deposit market share leader in Ozaukee County which is part of Milwaukee MSA with approximately 29% deposit market share in the county, nearly double next competitor  Ozaukee County 27th wealthiest county in the U.S. and has 2nd highest median household income ($78,419) in the state of Wisconsin Strong financial performance Financial store concept fits well with Harris model Also offers wealth management, brokerage and trust services (All statistics source: SNL DataSource)

ACQUISITION METRICS – MULTIPLES IN LINE First National Bank & Trust (adjusting for tax 1.9x 2.3x 22.5x 17.2% structure and pre-closing adjustments) MMBI 1.4x 2.3x 32.3x 3.6% Combined MMBI / Ozaukee 2.2x 3.0x 25.4x 10.4% Median for Chicagoland Comps* 2.5x 2.6x 22.7x 13.8% 19.5x 18.8x 21.9x LTM / Earnings 2.7x 1.9x 3.9x Price / Tangible Book 14.9% 9.4% 24.7% Deposit Premium Median for Midwest Comps* 2.3x Median for Wisconsin Comps* 1.8x Ozaukee 3.7x Price / Book Comparables *Source: SNL MMBI P/E high due to weak earnings performance Ozaukee multiples reflect strong performance and reputation in the market

INVESTOR RELATIONS CONTACT INFORMATION VIKI LAZARIS Senior Vice President viki.lazaris@bmo.com 416.867.6656 STEVEN BONIN Director steven.bonin@bmo.com 416.867.5452 KRISTA WHITE Senior Manager krista.white@bmo.com 416.867.7019 E-mail: Investor.relations@bmo.com Fax: 416.867.6656 www.bmo.com/investorrelations